                            1933 Act Registration No. 2-55297
                            1940 Act File No. 811-2618

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------
                                    FORM N-1A
                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933          ( )
                           Pre-Effective Amendment No.            ( )
                        Post-Effective Amendment No. 39           (X)
                                     and/or
                             REGISTRATION STATEMENT
                     UNDER THE INVESTMENT COMPANY ACT OF 1940     ( )
                                   Amendment No. 22               (X)

                                   ----------
   G R A D I S O N - M c D O N A L D  C A S H   R E S E R V E S   T R U S T
        (Exact Name of Registrant as Specified in Declaration of Trust)
                    580 Walnut Street, Cincinnati, Ohio 45202
               (Address of Principal Executive Offices) (Zip Code)
Registrant's Telephone Number, including Area Code:  (513) 579-5700

                                             Copy to:
BRADLEY E. TURNER                            ROBERT J. ZUTZ
Gradison-McDonald Cash Reserves Trust        Kirkpatrick & Lockhart
580 Walnut Street                            1800 M St., N.W.
Cincinnati, Ohio  45202                      Washington, D.C.  20036
(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

                     immediately upon filing pursuant to paragraph (b)
                 ---
                  X on January 31, l997 pursuant to paragraph (b)
                 ---
                     60 days after filing pursuant to paragraph (a)
                 ---
                     on ______________ pursuant to paragraph (a) of Rule 485
                 ---

                                   ----------

        Registrant has heretofore registered an indefinite number of shares of beneficial interest, par value $.01 per share, pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended. Registrant's Rule 24f-2 Notice was filed on November 21, 1996.

================================================================================

     GRADISON-McDONALD CASH RESERVES TRUST Cross-Reference Sheet

Pursuant to Item 501(b) of Regulation S-K
Under the Securities Act of 1933

Form N-1A
Item Number                              Location in Prospectus
-----------                              ----------------------
 1. Cover Page . . . . . . . . . . . . . Cover Page
 2. Synopsis . . . . . . . . . . . . . . Expense Summary
 3. Condensed Financial Information  . . Financial History Summary
                                         Yield and Effective Yield
                                         Calculations
 4. General Description of Registrant  . How the Fund Invests; General
                                          Information; Further
                                          Information About How the
                                          Fund Invests
 5. Management of Fund . . . . . . . . . Management of the Fund, Cover
 6. Capital Stock and Other Securities . Dividends and Taxes
 7. Purchase of Securities Being
     Offered . . . . . . . . . . . . . . Purchases and Redemptions
 8. Redemption or Repurchase . . . . . . Purchases and Redemptions
 9. Pending Legal Proceedings  . . . . . Not Applicable

                                            Location in Statement
                                           of Additional information
                                           -------------------------
10. Cover Page   . . . . . . . . . . . . . .  Cover Page
11. Table of Contents  . . . . . . . . . . .  Contents
12. General Information and History  . . . .  Description of the Trust
13. Investment Objectives and Policies . . .  Investment Restrictions;
                                              Portfolio Transactions
14. Management of the Fund . . . . . . . . .  Trustees and Officers of
                                                   the Trust
15. Control Persons and Principal
     Holders of Securities . . . . . . . . .  Trustees and Officers of
                                                   the Trust
16. Investment Advisory and Other Services .  Investment Adviser
17. Brokerage Allocation and Other
     Practices . . . . . . . . . . . . . . .  Portfolio Transactions
18. Capital Stock and Other Securities . . .  Description of the Trust
19. Purchase, Redemption and Pricing of
     Securities Being Offered . . . .  . . .  Purchase of shares
                                              Redemption of Shares;
                                              Exchange Privilege;
                                              Signature Guarantees;
                                              Net Asset Value
20. Tax Status . . . . . . . . . . . . . . .  Taxes
21. Underwriters . . . . . . . . . . . . . .  Investment Adviser
22. Calculation of Yield Quotations of
     Money Market Funds  . . . . . . . . . .  Yield Information
23. Financial Statements . . . . . . . . . .  Financial Statements and
                                                   Accountants

                                    GRADISON
                            U.S. GOVERNMENT RESERVES
                        PROSPECTUS DATED JANUARY 31, 1997


Gradison U.S. Government Reserves (the "Fund") is a diversified series of the GradisonoMcDonald Cash Reserves Trust, an open-end management investment company. The Gradison Division of McDonald & Company Securities, Inc. ("Gradison"), is the investment adviser for the Fund (the "Adviser") and the Fund's distributor (the "Distributor"). The Fund is a money market fund investing in U.S. Government securities.

This Prospectus is designed to provide you with information that you should know before investing and should be retained for future reference. A Statement of Additional Information for the Fund, dated January 31, 1997, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. This Statement is available upon request without charge from the Fund at 580 Walnut Street, Cincinnati, Ohio 45202 or by calling the phone numbers provided below.

For information and transactions (including purchases, redemptions, and most recent yield), call 579-5700 from Cincinnati, Ohio or 1-800-869-5999 toll free.

LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

An investment in the Fund is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.


EXPENSE SUMMARY

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)
Management Fees                        .45%
12b-1 Fees                             .10%
Other Expenses                         .20%
                                     -----
TOTAL FUND OPERATING EXPENSES          .75%
                                     =====

Example: You would pay the following expenses on a $1,000 investment assuming a 5% annual return* and redemption at the end of each period:

------------------------------------------------------
  1 Year      3 Years       5 Years          10 Years
------------------------------------------------------
   $8          $24            $42              $93
------------------------------------------------------


* The 5% annual return is a standardized rate prescribed for use by all mutual funds for the purpose of this example and does not represent the past or future return of the Fund.

The purpose of the preceding table is to assist investors in    understanding
the various costs and expenses that an investor in the Fund will bear directly and indirectly. (For more information about Fund expenses, see "Purchases and Redemptions" and "Management of the Fund.")


THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS

The table below presents the financial highlights of the most recent ten years of the Fund's operations. (Prior to September 27, 1993, the financial results are the results of Gradison Cash Reserves, the assets and liabilities of which were acquired by the Fund effective September 27, 1993.) The information is expressed in terms of a single share outstanding throughout each year. The financial highlights for the years ended on September 30, 1993 and thereafter have been audited by Arthur Andersen LLP, independent public accountants, whose unqualified report appears in the Statement of Additional Information. The financial highlights for periods ended prior to September 30, 1993 were audited by other accountants.


                                                                   YEAR ENDED SEPTEMBER 30,
                                 ----------------------------------------------------------------------------------------------
                                    1996       1995       1994     1993     1992     1991     1990     1989     1988     1987
Net asset value at beginning
  of year                        $  1,000   $  1,000   $  1,000   $1,000   $1,000   $1,000   $1,000   $1,000   $1,000   $1,000

Net investment income
                                     .047       .050       .029     .025     .037     .059     .076     .084     .066     .055
Dividends from net
  investment income                 (.047)     (.050)     (.029)   (.025)   (.037)   (.059)   (.076)   (.084)   (.066)   (.055)
                                 --------   --------   --------   ------   ------   ------   ------   ------   ------   ------
Net asset value at end of year   $  1,000   $  1,000   $  1,000   $1,000   $1,000   $1,000   $1,000   $1,000   $1,000   $1,000
                                 ========   ========   ========   ======   ======   ======   ======   ======   ======   ======
Total return                         4.86%      5.10%      2.97%    2.55%    3.83%    6.12%    7.87%    8.74%    6.77%    5.67%
                                 ========   ========   ========   ======   ======   ======   ======   ======   ======   ======
Ratios/Supplemental data:

Net assets at end of year        $1,333.1   $1,224.1   $1,001.2   $979.8   $575.9   $638.7   $659.8   $613.4   $435.2   $398.2
  (in millions)

Ratio of expenses to
  average net assets (1)              .75%       .78%       .80%     .81%     .75%     .75%     .76%     .79%     .86%     .88%

Ratio of net investment
income to average net assets (1)     4.72%      5.00%      2.90%    2.53%    3.77%    5.95%    7.57%    8.41%    6.56%    5.52%


On October 4, 1991, Gradison became investment adviser of the Fund as a result of a merger with Gradison & Company Incorporated.


(1) During the year ended September 30, 1994, the Adviser absorbed expenses of the Fund through waiver of a portion of the investment advisory fee. Assuming no waiver of expenses, the ratio of expenses to average net assets was .81% and the ratio of net investment income to average net assets was 2.89%.

HOW THE FUND INVESTS

The Fund's investment objective is to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity. The Fund's investment objective cannot be changed without approval by the holders of a majority of the Fund's outstanding voting shares (as defined in the Investment Company Act of 1940 (the "Act")). All other policies set forth in this Prospectus, unless otherwise noted, are subject to change without shareholder approval. There can be no assurance that the Fund's investment objective will be achieved. To achieve its investment objective, the Fund invests in securities issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities, and repurchase agreements in respect of these securities. Securities in which the Fund invests may not earn as high a level of current income as long-term or lower quality securities which generally have less liquidity, greater market risk and more fluctuation in market value. The Fund intends to maximize, to the extent possible, the portion of its dividends that are not subject to state and local taxation.

The Fund seeks to maintain a net asset value of $1.00 per share for purchases and redemptions. To do so, the Fund uses the amortized cost method of valuing its securities pursuant to Rule 2a-7 under the Act, certain requirements of which are summarized as follows. In accordance with Rule 2a-7, the Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less and purchase only U.S. dollar denominated instruments having remaining maturities of 13 months or less as defined in that Rule. There can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities, which differ only in their interest rates, maturities and times of issuance. Treasury bills have initial maturities of one year or less; Treasury notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities in which the Fund may invest, for example, Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrow from the Treasury; others, such as those issued by the Federal National Mortgage Association, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Federal Farm Credit Bank System, only by the credit of the agency or instrumentality. While the U.S. Government may provide financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. The Fund will invest in such securities only when it is satisfied that the credit risk with respect to the issuer is minimal.

The Fund invests in securities which bear fixed, floating or variable rates of interest. Interest derived from floating rate or variable rate securities may fluctuate based on generally recognized reference rates or the relationship of rates. The Fund may purchase floating and variable rate securities, including securities the maturity of which exceeds one year if, under conditions that can reasonably be foreseen, the Adviser believes that interest rate adjustments will result in the market value of such securities returning to at least approximately par. However, there can be no assurance that the market value of such securities will always be at least approximately par.

The Fund also may invest in repurchase agreements secured by government securities. For additional information about repurchase agreements and the Fund's investment policies and restrictions, see "Further Information About How the Fund Invests."


PURCHASES AND REDEMPTIONS

The following procedures and services apply to shareholders investing directly with the Fund. Shareholders who invest in the Fund through a McDonald & Company Securities, Inc. ("McDonald") or Gradison brokerage account should refer to the additional information available through that account.

HOW TO PURCHASE SHARES

You may purchase shares of the Fund, without sales charge, by personally delivering, mailing, or wiring funds to

Gradison or McDonald. A completed Account Information Form must accompany or precede the initial purchase. The minimum investment required to open an account is $1,000 and additional investments must be at least $50. These minimums may, however, be waived for certain group purchases.

Purchases by check will be credited to your account (and begin earning dividends) when the Fund receives Federal funds for your check which normally will be on the next business day after receipt of the check. Purchase checks should be made payable (or properly endorsed) to the order of "Gradison U.S. Government Reserves" and should be accompanied by your account name and account number (if the number has been assigned).

Purchases by bank wire will be credited to your account (and begin earning dividends) on the same business day that the wire is received by the Fund's custodian bank or Gradison. However, Gradison must be advised by you of the exact amount of your wire prior to 12:00 noon, Eastern time.

HOW TO REDEEM SHARES

You may redeem shares of the Fund without charge or penalty on any day that the Fund is open for business. A redemption request (identifying the account name, account number and the amount of your redemption) may be made in writing or by telephone call to the Fund. If your request is received by the Fund by 12:00 noon, Eastern time, a check for the amount of your redemption will normally be mailed the same business day, or if you prefer, you may arrange to pick up your redemption check at the Fund's offices after 3:00 p.m. the same business day.

The checkwriting feature permits you to write your own redemption checks in amounts of $100 or more without any fees. Checks also may be written in amounts of less than $100, in which case you will be charged a fee of $.30 per check, which reimburses the Fund for expenses associated with clearing such checks. Shares continue to earn daily dividends until these checks are presented for payment. Shareholders choosing the checkwriting feature must return one signature card to the Fund signed by all owners of the account. The names of payees of checks and the date checks are cashed appear on monthly transaction statements. The checkwriting feature should not be used to effect a complete redemption of an account. Shareholders who desire a complete redemption should contact the Fund.


ADDITIONAL PURCHASE AND REDEMPTION INFORMATION


Purchase and redemption information and authorizations should be mailed or delivered to Gradison or to Gradison Mutual Funds, 580 Walnut Street, Cincinnati, Ohio 45202.

Purchases and redemptions are made at the next net asset value per share calculated after receipt of Federal funds or a valid redemption request. The Fund may, upon 30 days' written notice, impose reasonable service charges for what it deems to be excessive use of checkwriting redemption. Share certificates are not issued. Account transactions are reported on periodic statements. There is a $10 fee per wire redemption less than $50,000.


In the case of shares purchased through McDonald and Gradison brokerage accounts, credit balances arising on the settlement date of a securities sale will generally be transferred to the Fund by McDonald in the form of Federal funds on the day after settlement.

Normally, the Fund makes payment for redeemed shares within one business day (but in no event more than seven days) after receipt of a properly executed redemption request. However, the Fund may delay payment for the redemption of shares in those cases where the shares were purchased by check (or any method of payment subject to collection) until the purchase payment has cleared, currently considered to be no more than 15 days from the date of receipt by the Fund. If you need more immediate access to your investment, you should consider purchasing shares by wire or other immediately available funds. The Fund may, at its discretion, redeem all shares in any account if the value of that account falls below $500. However, shareholders will be given notice and 60 days to increase the value of the account to the required $500. The Fund reserves the right to limit or reject any purchase order. The Fund may modify these and other purchase or redemption procedures to facilitate purchase and redemption of shares through Gradison and McDonald brokerage accounts.

Under extraordinary circumstances, such as periods of drastic economic or market changes, it is possible that you might not be able to reach the Fund by telephone to effect a redemption. If such an occasion were ever to occur, you can redeem your shares by using the checkwriting feature or you can make a redemption request in writing (by mail or personally delivered) to the Fund's offices. Shareholders who have brokerage accounts with Gradison or McDonald can request that their Investment Consultants arrange the redemption. The telephone redemption feature may be terminated or modified upon 30 days' notice to shareholders.

The Fund, its Adviser, Distributor, and their officers and employees will not be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and if it does not, it may be liable for any losses resulting from unauthorized instructions. Telephone transactions are available to all shareholders as a standard service.

Certain optional services are available to shareholders. See "Optional Shareholder Services" in the Statement of Additional Information and in information provided in connection with McDonald or Gradison brokerage accounts.

EXCHANGES

Shares may be exchanged, without administrative fees, for shares of any Gradison mutual fund and for shares of certain other Federal and Federal/Ohio tax-free or municipal income money market funds.


You may request exchanges of your shares by telephoning or writing the Fund. Before making an exchange, you should read the prospectus of the fund in which you desire to invest, each of which is available upon request. The terms of the exchange feature are subject to change and the exchange feature is subject to termination, both upon 60 days' notice. Certain of the Gradison funds are sold subject to initial sales charges. Exchanges of Fund shares for shares of such funds will be subject to the respective fund's sales charge except to the extent that a sales charge has previously been paid in connection with the shares.

DIVIDENDS AND TAXES

The Fund's net income is accrued daily as dividends and distributed monthly. Share purchases effective before 12:00 noon, Eastern time, earn the dividend that day. Redemption requests received before 12:00 noon will not receive that day's dividend. (See "Purchases and Redemptions.") Dividends may be received in cash or reinvested in additional shares of the Fund.


If your account is not a tax-deferred retirement account or exempt from taxation, the dividends you receive will be subject to Federal taxation as ordinary income. The Fund's dividends will not qualify for the dividends received deduction for corporations. Each shareholder will receive, on an annual basis, a statement of the Federal income tax consequences of all distributions. The Fund distributes substantially all of its net investment income and capital gains, if any, to shareholders each year.

The Fund is required to withhold 31% of all dividends payable to any individual and certain other noncorporate shareholders who do not provide the Fund with a correct taxpayer identification number or certification that they are not subject to backup withholding and that they have provided the Fund with a correct taxpayer identification number.


Under the laws of most state and local jurisdictions, the portion of the Fund's dividends derived from direct investments in certain U.S. Government securities will not be subject to state or local income taxation, while the remaining portion will be. Each year, shareholders will be provided with information as to the percentage of income dividends derived from U.S. Government securities which is generally not taxable by state and local jurisdictions. For the fiscal year ending September 30, 1996, 100% of the Fund's dividends were not taxable by state and local jurisdictions.




NET ASSET VALUE

The net asset value of the Fund's shares is generally calculated as of 12:00 noon and 4:00 p.m. Eastern time on each day when the New York Stock Exchange is open for business. The net asset value per share, which is the price at which shares are purchased and redeemed, is computed by dividing the value of the Fund's net assets (assets minus liabilities) by the number of shares outstanding. The Fund intends to maintain a constant net asset value of $1.00 per share, although there is no assurance that it will be able to do so.

GENERAL INFORMATION

The Fund is a series of the GradisonoMcDonald Cash Reserves Trust (the "Trust"), which is a business trust organized under the laws of the State of Massachusetts by a Declaration of Trust dated October 20, 1981. The Trust succeeded to the business of Gradison Cash Reserves, Inc. which began its operations on April 26, 1976. Each share of the Fund has one vote and represents an equal pro rata interest in the Fund. Shareholder inquiries should be directed to the phone number or address of the Fund listed on the first page of this Prospectus.

MANAGEMENT OF THE FUND


The Trust's Board of Trustees is responsible for the direction and supervision of the Fund's operations. Subject to the authority of the Board of Trustees, Gradison manages the investment and reinvestment of the assets of the Fund, and provides its employees to act as the officers of the Fund who are responsible for the overall management of the Fund. McDonald, a wholly owned subsidiary of McDonald & Company Investments, Inc., McDonald Investment Center, 800 Superior Avenue, Cleveland, Ohio 44114, is an investment adviser and a securities broker-dealer. McDonald, through Gradison, also serves as the investment adviser to other investment companies and to individuals, employee benefit plans, and other accounts requiring investment management.


For acting as investment adviser, the Fund pays the Adviser an annual fee of
 .50% of the first $400 million of average daily net assets, .45% of the next $600 million of average daily net assets, .40% of the next $1 billion of average daily net assets and .35% of amounts in excess of $2 billion of average daily net assets. Gradison acts as the Fund's transfer agent, dividend disbursing agent, and accounting services provider. For providing such services, Gradison receives an annual fee of $23.50 per shareholder non-zero balance account plus out of pocket costs for acting as transfer agent and dividend disbursing agent and an accounting services fee of .0150% of the first $400 million of average daily net assets, .0125% of the next $300 million of average daily net assets,
 .0100% of the next $300 mil-
lion of average daily net assets, and .0075% of average daily net assets in excess of $1 billion, with a minimum fee of $25,000 per year. Gradison's address is 580 Walnut Street, Cincinnati, Ohio 45202.


Under the terms of a distribution service plan (the "Plan"), adopted pursuant to Rule 12b-1 under the Act, the Fund pays to McDonald as Distributor a service fee at the annual rate of .10% of the average daily net assets of the Fund. (The maximum annual fee permitted by the Plan is .20% of the average daily net assets of the Fund.) Such fee is calculated on a daily basis and paid to the Distributor monthly. The service fee is paid as compensation to the Distributor for providing personal services to shareholders of the Fund, including responding to shareholder inquiries and providing information to shareholders about their Fund account. In addition to the service fee, the Distributor may also expend funds provided by the Plan for advertising and printing prospectuses, annual reports, and other promotional material for prospective investors, and for other distribution activities.

Registered broker dealers, third party administrators of tax-qualified retirement plans, and other entities which establish omnibus accounts with the Fund may provide sub-transfer agency, recordkeeping, or similar services to participants in the omnibus accounts which reduce or eliminate the need for identical services to be provided on behalf of participants by the Fund's transfer agent. In such cases, the Fund may pay the entity a sub-transfer agency or recordkeeping fee. Certain entities receiving such fees may also receive service fees.

INDIVIDUAL RETIREMENT ACCOUNTS

Shares of the Fund may be purchased in conjunction with an Individual Retirement Account ("IRA") which permits exchange privileges with other Gradison funds (see "Exchanges") and which may also be used with a self-directed brokerage account. Contact Gradison or McDonald for details.


FURTHER INFORMATION ABOUT HOW THE FUND INVEST

The Fund may engage in repurchase agreement transactions in which it buys a security at one price and simultaneously agrees to sell the same security back to the original owner ("seller") at a higher price, usually within seven days of the initial purchase. The Fund engages in repurchase agreement transactions only with selected domestic banks and securities dealers which the Adviser believes present minimal credit risk. In all cases, the security subject to resale is held by the Fund's custodian and the Fund ensures on a daily basis that the value of the security, including accrued interest, is maintained at no less than the price at which the seller is required to repurchase the security. Should a seller fail to repurchase the security, the Fund could incur costs to sell the security to another party and possibly a loss if the sale price is less than the repurchase price. Under certain limited circumstances the Fund could also be delayed or otherwise limited in disposing of the security, which could result in a decline in its value and loss of interest.

The Fund may not borrow money, except from banks as a temporary measure or for extraordinary or emergency purposes, and then only in amounts not exceeding 15% of the Fund's total assets at the time of borrowing. While any borrowing of greater than 5% of the assets occurs, the Fund will not purchase additional portfolio securities. The foregoing policy may not be changed without shareholder approval. The Fund may not, in an aggregate amount exceeding 10% of the value of the Fund's total assets, (a) enter into repurchase agreements maturing in more than seven days, (b) purchase illiquid securities, and (c) purchase securities for which there are no readily available market quotations.

The Fund may invest in "stripped" securities (both interest-only and principal-only) issued by the U.S. Treasury and recorded in the Federal Reserve book-entry record-keeping system. "Stripped" U.S. Treasury securities include zero coupon obligations that are normally issued at a discount to their "face value", and may exhibit greater price volatility than ordinary debt securities.

The Fund may purchase securities on a when-issued or forward delivery basis, for payment and delivery at a later date. The price and yield are generally fixed on the date of commitment to purchase. During the period between purchase and settlement, no interest accrues to the Fund. At the time of settlement, the market value of the security may be more or less than the purchase price.

The Statement of Additional Information contains additional information regarding Fund investment restrictions and policies.

PERFORMANCE CALCULATIONS


From time to time the Fund may advertise its "yield," "effective yield," and/or "total return". All performance figures are based on historical earnings and are not intended to indicate future performance. The yield of the Fund refers to the income generated by an investment in the Fund over a 7-day period. This income is then annualized. That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective yield of the Fund is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. The total return refers to the average annual compounded rate of return over specified time periods that would equate an initial amount of money invested in the Fund at the beginning of a stated period to the ending redeemable value of the investment assuming the reinvestment of dividends in additional Fund shares





                                TABLE OF CONTENTS
--------------------------------------------------------------------------------
Expense Summary                    1    Net Asset Value                    6

Financial Highlights               2    General Information                6

How the Fund Invests               2    Management of the Fund             6

Purchases and Redemptions          3    Individual Retirement Accounts     7

Additional Purchase and                 Further Information About
Redemption Information             4    How the Fund Invests               7

Exchanges                          5    Performance Calculations           8

Dividends and Taxes                5
--------------------------------------------------------------------------------




                    580 Walnut Street, Cincinnati, Ohio 45202
                          (513) 579-5000 (800) 869-5999

                      GRADISON U.S. GOVERNMENT RESERVES

                     Gradison-McDonald Cash Reserves Trust


The Gradison Division of McDonald & Company Securities, Inc. ("Gradison"), is the investment adviser of the Fund ("Adviser").

---------------------------------------------------------------------------


                             STATEMENT OF ADDITIONAL

                                   INFORMATION

---------------------------------------------------------------------------

                For information (including most recent yield), call:
                          579-5700 from Cincinnati, Ohio

                          Toll free (800) 869-5999 outside Cincinnati

                Information may also be obtained from the Fund at:
                                             580 Walnut Street
                                             Cincinnati, Ohio  45202


---------------------------------------------------------------------------


This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of the Fund, dated January 31, 1997, which has been filed with the Securities and Exchange Commission. The Prospectus is available upon request without charge from the Fund at the above address or by calling the phone numbers provided above.


The date of this Statement of Additional Information is January 31, 1997.

--------------------------------------------------------------------------------

CONTENTS

--------------------------------------------------------------------------------

                                             Page       Location in Prospectus

INVESTMENT RESTRICTIONS AND POLICIES. . . . .  4 How the Fund Invests; Further
                                                 Information About How the
                                                 Fund Invests

PURCHASE OF SHARES  . . . . . . . . . . . . .  6 Purchases and Redemptions;
                                                  Additional Purchase and
                                                  Redemption Information

REDEMPTION OF SHARES  . . . . . . . . . . . . .6 Purchases and Redemptions;
                                                  Additional Purchase and
                                                  Redemption Information

EXCHANGE PRIVILEGE  . . . . . . . . . . . . .  7 Exchanges
     Telephone Exchanges  . . . . . . . . . .  7
     Written Exchanges  . . . . . . . . . . .  7
     General Exchange Information . . . . . .  7

SIGNATURE GUARANTEES  . . . . . . . . . . . .  8

INCOME AND DIVIDENDS  . . . . . . . . . . . .  8 Dividends and Taxes

TAXES . . . . . . . . . . . . . . . . . . . .  8 Dividends and Taxes

YIELD INFORMATION . . . . . . . . . . . . . .  9 Yield and Effective Yield
                                                  Calculations

NET ASSET VALUE . . . . . . . . . . . . . . . 10 Net Asset Value

PORTFOLIO TRANSACTIONS  . . . . . . . . .  .  11

INVESTMENT ADVISER  . . . . . . . . . . . . . 12 Management of the Fund
     Advisory Agreement . . . . . . . . . . . 12
     Distribution Service Plan  . . . . . . . 13
     Transfer Agency, Accounting Services,
          and Administrative Services
          Agreement  . . . . . . . . . . . . .15

OTHER COMPENSATION PAID/REIMBURSEMENT MADE
   TO THE ADVISER  . . . . . . . . . . . . .  15

TRUSTEES AND OFFICERS OF THE TRUST . . . . .  15

DESCRIPTION OF THE TRUST . . . . . . . . . .  17 General Information


CUSTODIAN . . . . . . . . . . . . . . . . . . 19

ACCOUNTANTS . . . . . . . . . . . . . . . . . 19

LEGAL COUNSEL . . . . . . . . . . . . . . . . 19

OPTIONAL SHAREHOLDER SERVICES . . . . . . . . 19

TOTAL RETURN INFORMATION . . . . . . . . . . .21

SALES BROCHURE INFORMATION. . . . . . . . . . 23

FINANCIAL STATEMENTS AND REPORT OF
INDEPENDENT PUBLIC ACCOUNTANT .Following page 33   Financial Highlights

INVESTMENT RESTRICTIONS AND POLICIES

        In addition to the investment restrictions described in the Prospectus, the Fund has adopted the following investment restrictions and limitations, which may not be changed without the approval of the holders of a majority of the outstanding voting securities of the Fund as defined in the Investment Company Act of 1940 (the "Act"). (See "Description of the Trust".) The Fund will not:

 (1) Borrow money, except from banks as a temporary measure or for extraordinary or emergency purposes such as to enable the Fund to satisfy redemption requests where liquidation of portfolio securities is considered disadvantageous, and not for leverage purposes, and then only in amounts not exceeding 15% of the total assets of the Fund at the time of the borrowing. While any borrowing of greater than 5% of the assets is outstanding, the Fund will not purchase additional portfolio securities;

 (2) Make loans, except that the purchase of debt securities as allowed by the Fund's investment objective and other Investment Restrictions, entering into repurchase agreements, and the lending of portfolio securities in an amount not to exceed 30% of the value of its total assets with the collateral value of loaned securities marked-to-market daily and in accordance with applicable regulations or guidelines established by the Securities and Exchange Commission shall not be prohibited by this restriction;

 (3) Purchase or sell real estate. The purchase of securities secured by real estate which are otherwise allowed by the Fund's investment objective and other Investment Restrictions shall not be prohibited by this restriction;

 (4) Underwrite the securities of other issuers, except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933 in connection with the disposition of portfolio securities;

 (5) Purchase or sell commodities or commodity contracts or interests in oil, gas or other mineral exploration or development programs or leases except the purchase or sale of financial futures contracts or options on financial futures contracts;

 (6) Issue senior securities as defined in the Act, except to the extent that such issuance might be involved with respect to borrowings subject to item (1) above or with respect to transactions involving futures contracts or the writing of options and provided that the Trust may issue shares of additional series or classes that the Trustees may establish.

 (7) Invest more than 25% of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.


     The limitations and policies set forth in the remainder of this section are not fundamental and may be changed without shareholder approval: (1) The Fund will not purchase securities of other investment companies except in connection with a reorganization, merger, or consolidation with another open-end investment company; (2) The Fund will not make short sales of securities, or purchase securities on margin, except for short-term credit as is necessary for the clearance of transactions; 3) The Fund will not purchase or retain in its portfolio any securities issued by an issuer, if to the Fund's knowledge, those Trustees and officers of the Trust or of the Fund's investment adviser, who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities. This limitation shall not apply to U.S. Government securities; (4) The Fund will not mortgage, pledge or hypothecate securities except in connection with permitted borrowings. The Fund has no current intention of engaging in the lending of portfolio securities.

     Government Securities are frequently offered on a "when-issued" or "forward delivery" basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued or forward delivery securities take place at a later date. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. To the extent that assets of the Fund are not invested prior to the settlement of a purchase of securities, the Fund will earn no income; however, it is intended that the Fund will be fully invested to the extent practicable and subject to the policies stated herein. When-issued or forward delivery purchases are negotiated directly with the other party and are not traded on an exchange.

     While when-issued or forward delivery securities may be sold prior to the settlement date, it is intended that the Fund will purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase securities on a when-issued or forward delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. The Fund does not believe that its net asset value or income will be adversely affected by its purchase of securities on a when-issued or forward delivery basis. The Fund will establish a segregated account in which it will maintain cash, U.S. Government securities, or other high-grade debt obligations equal in value to commitments for when-issued or forward delivery securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date. The Fund will not enter into such transactions for leverage purposes.

      If a percentage restriction set forth above is met at the time of investment, a later movement above the restriction level resulting from a change in the value of securities held by the Fund will not be considered a violation of the investment restriction.

PURCHASE OF SHARES

     Purchase orders become effective when the Fund receives the necessary information regarding an investor's account and Federal funds are available to the Fund for investment. (See "Net Asset Value".) Federal funds are normally available to the Fund on the next bank business day following receipt by the Fund of an investor's check or other payment including credit balances arising on the settlement date of a sale of securities or receipt of a dividend or interest payment transferred from a brokerage account maintained by Gradison or McDonald. The Fund reserves the right to impose a charge of $15 for any purchase check returned to the Fund as uncollectible and to collect such fee by redeeming shares of the Fund from such shareholder's account.

     On Fund share purchases through McDonald, prior to the time that an investor's funds become Federal Funds and become invested in the Fund, McDonald may receive the "float" benefit from those funds.

REDEMPTION OF SHARES

     The Fund may suspend the right of redemption or may delay payment (a) during any period when the New York Stock Exchange is closed other than for customary weekend and holiday closings, (b) when trading in markets normally utilized by the Fund is restricted, or an emergency exists (determined in accordance with the rules and regulations of the Securities and Exchange Commission) so that disposal of the Fund's portfolio securities or determination of the Fund's net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit for the protection of the Fund's shareholders.

     The check writing privilege is subject to the Fund custodian's (Star Bank, N.A.) rules and regulations concerning checking accounts, including those relating to the right of Star Bank to refuse to honor checks in amounts exceeding the value of the account at the time the check is presented for payment. The Fund reserves the right to impose a charge of $l5 for any redemption check written against an insufficient Fund balance and to collect such fee by redeeming shares of the Fund from such shareholder's account.


     On Fund redemptions effected by the drawing of a McDonald check, McDonald will receive the "float" benefit from the funds redeemed until the check is presented for payment. Domestic wire redemptions (in a minimum amount of $l,000) are available to shareholders holding shares directly with the Fund. There is a $10 fee for each wire redemption in an amount less than $50,000.



     The Fund transmits redemption proceeds only to shareholder names and addresses on its records or which it has otherwise verified, provides written confirmation of all transactions initiated by telephone either immediately or by monthly statement, depending on the circumstances, requires identification from individuals picking up checks at its offices, and may take other additional steps to verify the identity of persons giving telephone instructions.

EXCHANGE PRIVILEGE

     If a new account is established by an exchange, the dollar amount of the exchange from the Fund must at least be equal to the minimum initial investment of the Fund into which the exchange is being made; if an exchange is made into an existing account, the minimum additional investment requirement must be met.

TELEPHONE EXCHANGES

     Telephone exchanges may be made only when the registration of the two accounts are identical.

WRITTEN EXCHANGES

     You may also exchange your shares of the Fund by written request directed to:

          Gradison Mutual Funds
          580 Walnut Street
          Cincinnati, Ohio  45202

    Such written request should include your name and account number and the number of shares or dollar amount to be exchanged.

GENERAL EXCHANGE INFORMATION

     An exchange involves a redemption of the Fund shares being exchanged and the investment of the redemption proceeds into shares of the fund being purchased. Both the redemption and investment will occur at the respective net asset value per share next determined after receipt by the Fund of a proper exchange request. For Federal income tax purposes, an exchange of shares is considered to be a sale. Unless otherwise indicated, a new account established by written exchange will have the same registration and selected options as your present account.

     The funds into which exchanges are made, and the Fund's distributor (with respect to any other fund) each reserve the right to reject any exchange request. In the case of excessive use of the exchange privilege, the Fund or Gradison, upon 60 days' written notice, may make reasonable service charges (as specified in the notice) by redeeming shares from such shareholder's account. The terms of the exchange feature are subject to change and the exchange feature is subject to termination, both upon at least 60 days notice, except that no notice shall be required under circumstances provided for by the rules of the Securities and Exchange Commission.


SIGNATURE GUARANTEES

     Signatures guaranteed by a domestic commercial bank or trust company, credit union, savings and loan association, or a member firm of a national securities exchange or other eligible guarantee institution may be required for certain transactions. Shareholders may contact the Fund's transfer agent for additional information about signature guarantee requirements.


INCOME AND DIVIDENDS

        Net income of the Fund, for the purpose of declaring dividends, consists of accrued interest income, plus or minus amortized purchase discount or premium, plus or minus realized gains or losses, less accrued expenses. To the extent the Fund's portfolio securities are valued at amortized cost (see "Net Asset Value"), there will be no unrealized gains or losses on portfolio securities. However, should net asset value, calculated by using available market quotations, deviate significantly from $1.00 per share, the Trustees could decide to value portfolio securities by using available market quotations, which could result in unrealized gains or losses being considered in the determination of net income of the Fund.

     Income dividends accrue daily and are paid monthly. In the event that the Fund incurs or anticipates any unusual expense, loss or depreciation which would adversely affect its net income for a particular period, the Board of Trustees may at that time consider whether to adhere to this dividend policy or to revise it in light of then prevailing circumstances. Such expenses, losses or depreciation could result in a shareholder receiving no dividends during such period or in a shareholder receiving, upon redemption, a price per share lower than the cost per share.



TAXES

     The Fund has qualified and intends to continue to qualify as a "regulated investment company" under the Internal Revenue Code of l986, as amended. As such it will not be taxed on net income distributed to shareholders. In order to continue to qualify for treatment as a regulated investment company, the Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of taxable net investment income plus net short-term capital gain, if any), and must meet several additional requirements. These requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities and certain other income; (2) the Fund must derive less than 30% of its gross income each taxable year from the sale or other disposition of securities held for less than three months; (3) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets; and (4) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities) of any one issuer.

     The Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and any capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.


     The Federal income tax matters summarized above and in the Prospectus are subject to change by legislation, administrative action and judicial decision.


YIELD INFORMATION


     The current yield of the Fund for any seven-day period is calculated by determining the net change exclusive of capital changes in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, dividing the net change by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by (365/7). For purposes of this calculation, the net change reflects dividends declared on the original share and dividends declared on any shares purchased with dividends on that share. Capital changes that are excluded from the net change are realized gains and losses as well as unrealized appreciation and depreciation with respect to the Fund's portfolio. The yield of the Fund for the seven day period ended September 30, 1996 was 4.66%.

     The effective or compounded yield of the Fund is calculated by compounding the unannualized base period return by adding one (1) to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one (1) from the result. The effective yield of the Fund for the seven day period ended September 30, l996 was 4.77%.

     Yield information may be useful to investors in reviewing the Fund's performance. However, yield normally fluctuates on a daily basis and the yield for any given past period is not an indication or representation by the Fund of future yields or rates of return on its shares. The Fund's yield is affected by prevailing market interest rates, investment portfolio quality and maturity, type of instruments held and operating expenses. When comparing the Fund's yield with that of other alternatives, investors should understand that certain other investments, such as money market instruments or bank accounts, may provide fixed yields, that other investments and other investment companies may use a different method of calculating yield, and that bank accounts may be insured. Investors should also consider that bank accounts may sometimes offer temporarily high "promotional" rates and may, under certain circumstances, subject accounts to service charges which reduce their effective yield.


NET ASSET VALUE

The net asset value of the Fund's shares is calculated daily, as of 12:00 noon and 4:00 p.m., Eastern time, on each day when the New York Stock Exchange is open for business, provided however that the Fund does not calculate its net asset value on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day, Columbus Day, Martin Luther King, Jr. Day, and Veterans' Day.

     The Fund values its portfolio instruments on the basis of the amortized cost valuation method, which involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During such periods, the yield to shareholders of the Fund may differ somewhat from that obtained in a similar fund with identical investments which uses market values for all its portfolio securities. For example, if the use of amortized cost resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from investment in such a similar fund and existing shareholders of the Fund would receive less investment income. The converse would apply in a period of rising interest rates.

     The valuation of the Fund's portfolio instruments based upon their amortized cost and the maintenance of the Fund's per share net asset value of $1.00 is permitted based on the Fund's adherence to certain conditions. The Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 397 days or less (as calculated in accordance with Rule 2a-7 under the Act) and invest only in securities determined by the Board of Trustees or, pursuant to delegated authority, the Adviser, to be of high quality with minimal credit risks. The Board also has established procedures designed to stabilize, to the extent reasonably possible, the Fund's price per share, as computed for the purpose of sales and redemptions, at $1.00. Such procedures include review of the Fund's portfolio holdings by the Board, at such intervals as it may deem appropriate, to determine whether the Fund's net asset value, calculated by using available market quotations, and estimates of market values obtained from yield data relating to instruments or securities with similar characteristics pursuant to procedures approved by the Board of Trustees deviates from $1.00 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders. In the event the Board determines that such a deviation exists, it has agreed to take such corrective action as it deems necessary or appropriate, including, for example, the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends, redemptions of shares in kind, establishing a net asset value per share by using available market quotations, and effecting a reverse split of shares.

     Assets other than portfolio securities are valued at their fair value as determined in good faith by the Board. The Board reviews these valuation methods at least annually and from time to time may, in its absolute discretion, establish other methods which it considers appropriate for determining net asset value.


PORTFOLIO TRANSACTIONS

     Most of the Fund's purchases and sales of portfolio securities will be direct transactions with issuers, underwriters or major dealers in U.S. Government securities. Accordingly, the Fund will incur little or no brokerage cost. Purchases of portfolio securities from underwriters, however, include a commission or concession paid by the issuer to the underwriter, and purchases from dealers include a spread between the bid and ask prices.

     The Fund's policy of investing in short-term debt securities, coupled with its active portfolio management, may result in high portfolio turnover. However, high turnover is not expected to adversely affect net asset value or yields, since there are usually no brokerage commissions paid by the Fund in connection with the purchase or sale of U.S. Government securities.

     The Adviser will make investment decisions for the Fund, arrange for placement of buy and sell orders and initiate portfolio transactions, subject to general supervision by the Trust's Board of Trustees. No portfolio transactions are currently executed with the Adviser or any securities dealer affiliated with the Adviser. When initiating a portfolio transaction, the Adviser seeks the prompt execution of its order in an effective manner at the most favorable price.

     The Adviser also serves as the investment adviser for other investment companies. Although investment decisions for the Fund will be made independently from those for such investment companies, purchases and sales of particular securities may be effected simultaneously by such entities and the Fund. In such instances, the transactions will be allocated among the entities and the Fund in a manner the Adviser considers equitable to each. In some cases, this procedure could have a detrimental effect upon the price or amount of the securities purchased or sold by the Fund. On the other hand, in some cases the ability of the Fund to participate in volume transactions may produce better executions for the Fund. It is the opinion of the Board of Trustees that the benefits available to the Fund from retaining the Adviser outweigh any disadvantages which may arise from exposure to simultaneous transactions.


INVESTMENT ADVISER

ADVISORY AGREEMENT

     The Agreement provides that the Adviser will manage the investments of the Fund, subject to review by the Board of Trustees. The Adviser also bears the cost of salaries and related expenses of executive officers of the Trust who are necessary for the management and operation of the Fund and compensates the Trustees who are affiliated with the Adviser. The Fund reimburses the Adviser its cost, including salary and fringe benefits, of personnel who perform legal services for the Fund.

     As compensation for its services under the Agreement, the Adviser receives from the Fund a monthly fee at an annual rate of .50% of the first $400 million of average daily net assets, .45% of the next $600 million of average daily net assets, .40% of the next $1 billion of average daily net assets, and .35% of average daily net assets in excess of $2 billion.

     The Agreement further provides that in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties thereunder, or reckless disregard of its obligations thereunder, the Adviser is not liable to the Fund or any of its shareholders for any act or omission by the Adviser. The Agreement does not restrict the Adviser from acting as an investment manager or adviser for others.

     The Agreement grants to the Trust the right to use the names "Gradison" and "McDonald" as a part of its name and the name(s) of its Fund(s), without charge, subject to withdrawal of such right by the Adviser upon not less than 30 days' written notice to the Trust and subject to the automatic termination of such right within 30 days after the termination of the Agreement for any reason. The Agreement does not impair the right of the Adviser to use the name Gradison or McDonald in the name and the name(s) of its Fund(s) without charge in connection with any other business enterprise with which it is or may become associated.

    The Agreement continues in effect from year to year if such continuance is specifically approved at least annually by the vote of the holders of a majority of the outstanding voting securities of the Fund or by the vote of a majority of the Trust's Board of Trustees, and in either event by the vote cast in person of a majority of the Trustees who are not "interested persons" of any party to the Agreement.

     The Agreement may be terminated at any time without penalty upon 60 days' written notice by (i) the Board of Trustees, (ii) the vote of the holders of a majority of the outstanding voting securities of the Fund, or (iii) the Adviser. The Agreement will terminate automatically in the event of its assignment by the Adviser. The Agreement may be amended at any time by the mutual consent of the parties thereto, provided that such consent on the part of the Fund shall have been approved by the vote of the holders of a majority of its outstanding voting securities and by the vote of a majority of the Board of Trustees, including the vote cast in person by a majority of the Trustees who are not "interested persons" of any party to the Agreement.

     Gradison & Company Incorporated merged with McDonald in October of l991. Prior to that time Gradison & Company was the largest independent brokerage firm/investment adviser in Cincinnati. Gradison has managed money market funds for more than 19 years and manages in excess of $3 billion of assets in money market funds, equity and bond mutual funds, and individually managed accounts. McDonald is a regional investment banking, brokerage and investment advisory firm with over 30 offices in nine states.


     For the years ended September 30, 1996, September 30, l995, and September 30, 1994, the Fund paid Gradison advisory fees totaling respectively, $6,078,331, $5,129,384 and $4,644,387 ($4,75l,078 prior to the fee waiver then in effect).


DISTRIBUTION SERVICE PLAN

     The Fund has in effect a Distribution Service Plan (the "Plan") under Rule 12b-1 of the Act. Rule 12b-1 permits an investment company to finance, directly or indirectly, activities primarily intended to result in the sale of its shares only if it does so in accordance with the provisions of such Rule. The purpose of the Plan is to increase sales of shares of the Fund to enable it to acquire and retain a sufficient level of assets to enable it to operate more efficiently and to provide service to Fund shareholders. Higher levels of assets tend to result in operating efficiencies with respect to the Fund's fixed costs and portfolio management.

     The Plan permits the Fund to incur expenses related to the distribution of its shares, but only as specifically contemplated by the

Plan. Under the Plan, the Fund may incur expenses in an amount that does not exceed an annual rate of .20 of 1% of its average daily net assets. Expenses that may be incurred by the Fund under the Plan within the limitation described above are limited to service fee payments to broker-dealers (including the Distributor) or other persons, expenditures to broker-dealers or other persons for their assistance with respect to distribution of shares of the Fund with respect to any activity primarily intended to result in sales or maintenance of Fund shares, and expenditures by the Distributor for advertising, prospectuses, annual and semi-annual reports, and other promotional material for prospective investors.

     In approving the Plan, the Board of Trustees concluded that there was a reasonable likelihood that the Plan would benefit the Fund and its shareholders. The Plan (together with any agreements relating to implementation of the Plan) continues in effect for a period of more than one year only so long as such continuance is specifically approved at least annually by the vote of a majority of the Board of Trustees, including the vote of a majority of the Independent Trustees, cast in person at a meeting called for such purpose. The Plan may not be amended to materially increase the amount of distribution expenses incurred by the Fund without the approval of a majority of the Independent Trustees by vote cast in person at a meeting called for the purpose of voting on such amendment and without the approval of a majority of the outstanding voting securities of the Fund. The Plan may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the majority of the outstanding voting securities of the Fund. Any agreement implementing the Plan may be terminated at any time, without the payment of any penalty, by a vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Fund, on not more than sixty days' written notice to the other party to the agreement, and any related agreement will terminate automatically in the event of its assignment. The Plan requires that the Board of Trustees receive at least quarterly written reports as to the amounts expended during each quarter pursuant to the Plan and the purposes for which such amounts were expended. While the Plan is in effect, the selection and nomination of those Trustees who are not "interested persons" (as defined in the Act) of the Trust shall be committed to the discretion of the Independent Trustees then in office.

     Pursuant to the Plan the Fund has entered into an agreement with McDonald pursuant to which the Fund pays McDonald an annual service fee in the amount of
 .10 of 1% of the average assets annually as payment for McDonald's provision of personal services to Fund shareholders. For the fiscal years ended September 30, 1996, September 30, 1995, and September 30, l994, the Fund paid McDonald respectively, $1,334,962, $1,100,769, and $1,008,515, as distribution fees.

TRANSFER AGENCY, ACCOUNTING SERVICES, AND ADMINISTRATIVE SERVICES AGREEMENT


     Pursuant to the Transfer Agency, Accounting Services, and Administrative Services Agreement, Gradison provides transfer agent, dividend disbursing, accounting services, and administrative services to the Fund. Gradison responds to inquiries from shareholders, processes purchase and redemption requests, maintains shareholder account records, provides statements and confirmations to shareholders, maintains the Fund's books and accounting records, and prepares and files registration statements and other reports, with the Securities and Exchange Commission and other regulatory authorities. Pursuant to this Agreement, McDonald receives a fee of $23.50 per year per shareholder account for transfer agency and administrative services. In addition to this fee, the Fund pays out of pocket costs including the cost of statement paper, statement envelopes, reply envelopes, and reply postage. For accounting services, the Fund pays McDonald an annual fee in the amount of .015% of the first $400 million of average daily net assets, .0125% of the next $300 million, .01% of the next $300 million, and .0075% of assets in excess of $1 billion, with a minimum fee of $25,000 per year. For the fiscal years ending September 30, 1996, September 30, 1995, and September 30, 1994, the Fund paid McDonald respectively $2,179,364, $2,000,226, and $1,854,479, pursuant to this Agreement or other prior arrangements.

OTHER COMPENSATION PAID/REIMBURSEMENT MADE TO THE ADVISER

     In addition to the advisory fee, transfer agent fee, and distribution fees paid by the Fund to the Adviser, for the fiscal year ended September 30, 1996, l995, and l994, the Fund reimbursed the Adviser, on a cost basis, for costs allocable to services performed by the Adviser's employees, including salaries and office space, respectively $4,424, $3,531, and $25,005.


TRUSTEES AND OFFICERS OF THE TRUST

     The Trustees and officers of the Trust, together with information as to their principal occupations during the past five years and positions currently held with the Gradison Growth Trust ("GGT"), the Gradison-McDonald Custodian Trust ("GCT"), and the Gradison-McDonald Municipal Custodian Trust ("GMMT"), and the Adviser, are listed below. All principal occupations have been held for at least five years unless otherwise specified. Positions held with Gradison were previously held with Gradison & Company Incorporated. The mailing address for all trustees and officers of the Trust is c/o Gradison-McDonald Funds, 580 Walnut Street, Cincinnati, Ohio 45202.

*DONALD E. WESTON. Trustee and Chairman of the Board; Chairman of Gradison and Director of McDonald & Company Investments Inc. Trustee and Chairman of the Board of GGT, GCT, and GMMT.; Director of Cincinnati Milacron Commercial Corporation (financing subsidiary of Cincinnati Milacron Corporation (manufacturer of machine tools).

THEODORE H. EMMERICH. Trustee. Retired; until 1986, managing partner (Cincinnati office) Ernst & Young LLP (independent public accountants); Director of Carillon Fund, Inc. (investment company), American Financial Group, Inc.(insurance), and Cincinnati Milacron Commercial Corp.; Trustee of Summit Investment Trust and Carillon Investment Trust (investment companies); Trustee of GGT, GCT, and GMMT.

RICHARD A. RANKIN. Trustee. Partner, Rankin and Rankin (independent public accountants); Trustee of GGT, GCT, and GMMT.


JEROME E. SCHNEE. Trustee. Senior Director, Health Economics Johnson & Johnson (Pharmaceuticals) since August 1996; Professor of Management, College of Business Administration, University of Cincinnati (currently on leave of absence). Trustee of GGT, GCT, and GMMT.



PAUL J. WESTON. Executive Vice President; Executive Vice President of Gradison; Senior Vice President of GGT, GCT, and GMMT. Mr. Weston is the brother of Donald
E. Weston.


C. STEPHEN WESSELKAMPER. Executive Vice President and Portfolio Manager; Vice President of Gradison.

DANIEL J. CASTELLINI. Trustee; Senior Vice President/Finance and Administration of the E. W. Scripps Company (communications); Trustee of GGT, GCT, and GMMT.

BRADLEY E. TURNER. President. Senior Managing Director of McDonald; President of GGT, GCT, and GMMT.


PATRICIA J. JAMIESON. Treasurer. Managing Director and Chief Financial Officer of McDonald; Treasurer of GGT, GCT, and GMMT.


MARK A. FRIETCH. Assistant Treasurer. Assistant Treasurer of GGT, GCT, and GMMT (since May l995); Controller of Gradison-McDonald mutual funds (since August l992); prior to that Financial Consultant of Union Central Life Insurance Company.

RICHARD M. WACHTERMAN. Secretary. Senior Vice President and General Counsel of Gradison; Secretary of GGT, GCT, and GMMT.

* Trustee who is an interested and affiliated person as defined by the Investment Company Act of l940, of the Trust and the Adviser by virtue of stock ownership of the parent of the Adviser and employment by the Adviser.

        Trustees and officers of the Trust who are affiliated with the Adviser receive no remuneration from the Trust. Trustees who are not affiliated with the Adviser receive fees as determined by the Board of Trustees. For the year ended September 30, 1996, the fees paid to the Trustees by the Trust aggregated $43,188.



                       Compensation Table
                       ------------------

Name of Trustee              Aggregate     Total Compensation
---------------              Compensation  From Fund and fund
                             From Fund     complex (3 additional
                             for fiscal    Trusts) paid to
                             year ended    trustee for calendar
                             9/30/96       year ended 12/31/96
                             -------       ---------------------
Theodore H. Emmerich         8,063                     25,500

Richard A. Rankin            8,063                     25,500

Jerome E. Schnee             8,000                     25,000

Daniel J. Castellini         8,063                     25,500


The Trust maintains a deferred compensation plan which allows trustees to defer receipt of trustee fees otherwise payable to them until a future date. Deferred amounts are credited with interest at a rate equal to the yield of the Gradison U.S. Government Reserves Fund. The Trust does not maintain any other pension or retirement plans. There are currently no amounts owing to any current trustee pursuant to the deferred compensation plan. As of September 30, l996, the amount of $13,581 was payable by the Trust to the beneficiary of a former trustee who is deceased and as of December 31, l996, the amount of $42,470 was payable to that beneficiary by the fund complex (including the Fund).


DESCRIPTION OF THE TRUST


     The Trust is a diversified, open-end investment company organized under the laws of the Commonwealth of Massachusetts by an Amended and Restated Declaration of Trust dated October 25, 1993. The Trust was formed for the specific purpose of succeeding to the business and acquiring all of the assets of Gradison Cash Reserves, Inc. in a reorganization effected on December 28, 1981. The Gradison U.S. Government Reserves series of the Trust was formed for the purpose of consolidating the following mutual funds: the Gradison Cash Reserves series of the Trust, Gradison U.S. Government Trust, McDonald Money Market Fund, Inc., and McDonald U.S. Government Money Market Fund, Inc. The shareholders of each of the funds approved the consolidation. The Declaration of Trust provides for an unlimited number of full and fractional shares of beneficial interest, $.01 par value, of any series authorized by the Board of Trustees. The Board of Trustees has authorized the issuance of shares of one series, representing the Fund. Any additional series of shares must be issued in compliance with the Act and must not constitute a security that is senior to the shares offered pursuant to the Prospectus. All shares are of the same class and are freely transferable. Upon issuance and sale in accordance with the terms of the offering, each share will be fully paid and nonassessable. Shares have no preemptive, subscription or conversion rights and are redeemable as set forth under "Redemption of Shares."

     Holders of shares of the Fund are entitled to one vote per share.
Voting rights are not cumulative, which means that the holders of more than 50% of the shares voting in any election of Trustees can elect all of the Trustees of the Trust if they choose to do so, in which event the holders of the remaining shares will be unable to elect a Trustee. Under the Declaration of Trust, meetings of shareholders are not required to elect Trustees, unless less than a majority of Trustees holding office have been elected by the shareholders and a Trustee may be removed for cause by the vote of at least two thirds of the remaining Trustees. Shareholders' meetings will be held only when required pursuant to the Declaration of Trust or the Act, and when called by the Fund or shareholders pursuant to the Declaration of Trust. The Trustees are required to call a meeting of shareholders when requested in writing to do so by shareholders of record of not less than 10 percent of the Trust's outstanding shares. Pursuant to Section 16(c) of the Act, shareholders have the right to remove trustees upon the vote of two-thirds of the outstanding shares of the Trust, access shareholder lists under certain circumstances, and, as noted above, instruct the trustees to call a shareholders' meeting.

     Whenever the approval of a majority of the outstanding shares of a series of the Trust is required in connection with shareholder approval of the Investment Advisory Agreement or the Distribution Service Plan, or changes in the investment objective or the investment restrictions, a "majority" shall mean the vote of (i) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund, whichever is the lesser.

     The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations or affairs of the Trust and requires that notice of such disclaimer be given in every written obligation, contract, instrument, certificate, share of beneficial interest, other security of the Trust or undertaking made or issued by the Trustees or by any officers, employees or agents of the Trust. The

Declaration of Trust provides for indemnification out of Trust property of any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. Management believes that, in view of the above, there is no realistic risk of personal liability.

     The Declaration of Trust provides that no Trustee, officer or agent of the Trust shall be personally liable to any person for any action or failure to act except (1) for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties, (2) with respect to any matter as to which he did not act in good faith and in a manner he reasonably believed to be in, and not opposed to, the best interests of the Trust, or (3) in the case of any criminal proceeding, with respect to any conduct which he had reasonable cause to believe was unlawful.


CUSTODIAN

     Star Bank, N.A., Star Bank Center, Cincinnati, Ohio 45202, acts as the custodian of the portfolio securities and other assets of the Fund. Star Bank has no part in determining the investment policies of the Fund or the securities which are to be purchased, held or sold by the Fund. The Fund may enter into repurchase agreements with Star Bank and may purchase or sell securities from or to Star Bank.


ACCOUNTANTS

    Arthur Andersen LLP, 425 Walnut Street, Cincinnati, Ohio, is the independent public accountant for the Fund.


LEGAL COUNSEL

     Kirkpatrick & Lockhart LLP acts as counsel to the Trust.


OPTIONAL SHAREHOLDER SERVICES

     Shareholders may receive cash payment of the dividends that their account has earned during the month or have such dividends reinvested in additional shares of the Fund. If such election is made, dividends will be mailed to the shareholder or any other person designated by the shareholder. This option may be changed or terminated by written notice to the Fund.

     Shareholders may arrange for a fixed amount of money to be transferred on a regular automatic basis from a bank or other depository account to their Fund account. For additional information shareholders should contact the Fund or their sales representative.

     If an account has a value of at least $5,000 shareholders may elect to have monthly or quarterly payments of a specified amount (but not less than $50) mailed to themselves or another specified person. This option may be changed or terminated at any time by written notice to the Fund. Because the Fund cannot guarantee that payments will be made on the date specified, such payments should not be used when receipt of the payment is time-sensitive.

     These services may not be available as to Fund shares not held directly with the Fund.

Gradison U. S. Government Reserves

TOTAL RETURN FOR PERIODS ENDED SEPTEMBER 30, 1996


                  Average Annual Total Return

                            10 Years   5 Years   3 Years   1 Year   Quarter*

U. S. Government Reserves    +5.43%   +3.86%    +4.30%     +4.86%   +1.18%

Consumer Price Index         +3.7%    +2.8%     +2.8%      +3.3%    +0.8%

          U. S. Government         Consumer Price
Year       Cash Reserves              Index

1996           4.78%                  + 3.3%
1995           5.26%                  + 2.6%
1994         + 3.46%                  + 2.7%
1993         + 2.49%                  + 2.7%
1992         + 3.33%                  + 2.9%
1991         + 5.48%                  + 3.1%
1990         + 7.64%                  + 6.1%
1989         + 8.78%                  + 4.6%
1988         + 7.07%                  + 4.4%
1987         + 6.03%                  + 4.4%


The table above is intended to compare the total return results of the U. S. Government Reserves with the Consumer Price Index which is widely considered as a measure of inflation. Total returns reflect the reinvestment and compounding of actual daily dividends and distributions for each period noted above. The performance quoted above represents past performance. Future returns will fluctuate. Past performance does not insure future results.

Gradison U. S. Government Reserves acquired all of the outstanding shares of Gradison Cash Reserves (GCR), Gradison U. S. Government Trust, McDonald Money Market Fund, Inc., and McDonald U. S. Government Money Market Fund, Inc. on September 27, 1993. Returns prior to that date are those of GCR. In 1993 and 1994 certain fees were waived by the Adviser which increased returns.

An investment in the Fund is neither insured nor guaranteed by the U. S. Government and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.


All income earned in 1996 was received from U. S. Government obligations that are exempt from state and local taxes. In some of the periods noted above, GCR invested in commercial paper and other securities that generally have a higher yield than U. S. Government Obligations.

For a copy of the prospectus please call your Investment Consultant at (513) 579-5000 or (800) 869-5666. The prospectus contains more complete information. Read it carefully before you invest.

*Not annualized

Gradison Division of McDonald & Company Securities, Inc. - Distributor

                                GRADISON-McDONALD
                                  Mutual Funds

Sales Brochure

COVER PAGE
----------


                                  MONEY MARKET
                                      FUNDS


                                GRADISON MCDONALD


   [GRAPHIC: COLLAGE OF CAMERA, PASSPORT, STAMPS, MAP, COMPASS, POSTCARDS AND
                          "YOUR FUTURE STARTS TODAY."]


                            U.S. GOVERNMENT RESERVES
                              MUNICIPAL CASH SERIES
                            OHIO MUNICIPAL CASH TRUST

                             FAMILY OF MUTUAL FUNDS




                                  MONEY MARKET



            INTERMEDIATE              OHIO TAX FREE
             MUNICIPAL                   INCOME

            INTERNATIONAL              ESTABLISHED
                                          VALUE

             GOVERNMENT                OPPORTUNITY
              INCOME                      VALUE

                            GROWTH
                          & INCOME

PAGE 1
------

[Graphic; collage of passport, stamps, map, and camera]


                       Whatever your goals or ASPIRATIONS.
                 Whatever your objective. One thing is certain.
                         An INVESTMENT made today brings
                 you that much closer to meeting that OBJECTIVE
                           and reaching that GOAL ...
                 whether it's buying a house, starting a family,
                         SAVING for a college education,
                    or planning for retirement. Hesitate and
                             time will pass you by.

                      Today, opening a MONEY MARKET account
                       is a FUNDAMENTAL step in starting a
                         savings and investment program.
                 And for a growing number of TODAY'S INVESTORS,
         GRADISON-McDONALD is a preferred name among money market funds.

              1-800-869-5999[Graphic of call for information logo.]

PAGE 2
------




                                  MONEY MARKET
                                      FUND


                  GRADISON-McDONALD, RECOGNIZING THE BENEFITS
                      THAT MONEY MARKET FUNDS OFFERED THEIR
                    CLIENTS, BEGAN MANAGING ITS MONEY MARKET
                     FUND IN 1976. MONEY MARKET MUTUAL FUNDS
                  WERE ORIGINALLY VIEWED AS A CONVENIENT, TEM-
                    PORARY LOCATION FOR CASH WHILE LONG-TERM
                    INVESTMENTS WERE CONSIDERED. THEY QUICKLY
                    BECAME A POPULAR VEHICLE FOR SAVINGS AND
                    CHECKING ASSETS AS PASSBOOK SAVING RATES
                     DECLINED AND THE COST OF MAINTAINING A
                    CHECKING ACCOUNT ROSE. TODAY, MONEY MAR-
                    KET FUNDS--WITH THEIR COMPETITIVE CURRENT
                  YIELDS AND HIGH LEVEL OF SERVICE--ARE A FUN-
                     DAMENTAL ASPECT OF PERSONAL FINANCE AND
                              BUSINESS MANAGEMENT.

CHOOSE FROM THREE FUNDS
-----------------------

U.S. GOVERNMENT RESERVES invests solely in U.S. Government and agency securities. The Fund is managed by experienced Gradisono McDonald portfolio managers.

MUNICIPAL CASH SERIES provides current income exempt from Federal regular income tax.FN1 and is managed by Federated Advisers and available through Gradisono McDonald.

OHIO MUNICIPAL CASH TRUST (CASH II SHARES) is a double tax-free money market mutual fund for Ohio investors. The Fund seeks to provide money market income exempt from both Federal regular FN1 and Ohio taxation and is also managed by Federated Advisers and available through Gradison-McDonald.

PAGE 3
------

[Graphic: Collage: Compass, postcards.]

Unlike checking and passbook accounts, an investment in the Funds is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Funds will maintain a stable net asset value of $1.00 per share.

                                                     LIQUIDITY
                                                     ---------

Money market fund assets are as easily accessible as making a phone call or writing a check. ATM access is also available for an additional fee through the McDonald Relationship Account.

                                          LOW MINIMUM INVESTMENT
                                          ----------------------

There is no minimum size account or minimum additional investment for money market fund accounts maintained together with a Gradison-McDonald active brokerage account.

Money market fund accounts maintained separately from an active brokerage account must have an initial investment of $1,000 and minimum additional investments of at least $50.






FN 1 A portion of the income will be subject to Alternative Minimum Taxation for Taxpayers subject to such tax.

            1-800-869-5999 [Graphic of call for information logo.]

PAGE 4
------


FREE CHECK WRITING
------------------

Money market fund accounts offer free check writing for any check of $100 or more. Checks of less than $100 are processed for a minimal fee of 30 cents per check.

DAILY DIVIDENDS
---------------

Dividends are declared daily. You may also choose to have each month's dividends paid to you.


EXCHANGES
---------

You can move money from the money market funds to any of the following Gradison-McDonald funds at any time. The Gradison-McDonald funds currently include

Opportunity Value Fund
Established Value Fund
Government Income Fund
Ohio Tax-Free Income Fund
Intermediate Municipal Income Fund

Gradison o McDonald funds planned for 1995 and sold by prospectus only include:

Growth & Income Fund
International Fund

ACCESS
------

You can redeem money market fund shares on any business day.
[Graphic: Passport and stamps.]

INSIDE BACK COVER
-----------------

                                 A TRUSTED NAME


                               Gradison - McDonald
                     is headquartered in Cincinnati and has
                        managed mutual funds since 1976.
                     The parent company, McDonald & Company
                        Investments, was founded in 1924
                           and has been listed on the
                       New York Stock Exchange since 1983.
                         It operates a leading regional
                    investment advisory, investment banking,
                          and investment brokerage firm
                             with offices throughout
                           Ohio, Michigan and Indiana,
                    and in Atlanta, Boston, Dallas, Chicago,
                       Los Angeles, the New York City area
                               and Naples, Florida



      1-800-869-5999 [Graphic of call for information logo.]

Back Cover
----------
                     [Graphic: Portable phone and envelopes]

                           To find out more about the
                                GRADISON-McDONALD
                               MONEY MARKET FUNDS
                          OR OTHER FUNDS IN THE FAMILY

                                      CALL
                                 1-800-869-5999

                                    OR WRITE
                        Gradison o McDonald Mutual Funds
                                580 Walnut Street
                             Cincinnati, Ohio 45202

                                GRADISON-McDONALD

You may obtain a prospectus containing complete information about the money market funds from a Gradison o McDonald Mutual Funds representative or your Investment Consultant. Read it carefully before investing.

Federated Securities Corp. is the principal distributor for the shares of Municipal Cash Series and Ohio Municipal Cash Trust (Cash II Shares). McDonald & Company Securities, Inc. is the principal distributor for the shares of the Gradison- McDonald U.S. Government Reserves.

McDonald & Company Securities Inc., acts as agent for clients investing in Municipal Cash Series and Ohio Municipal Cash Trust (Cash II Shares) and does not act as investment adviser for the those funds. Checking redemptions for these funds is provided by Gradison-McDonald through Star Bank, N.A.

[Fact Sheet]


                                GRADISON McDONALD
                                      U. S.
                                   Government
                                    Reserves

                                 March 31, 1996


U. S. Government Reserves is a money market mutual fund designed to provide investors with current money market yields by investing exclusively in securities issued by the U. S. Government or its agencies or instrumentalities, and in repurchase agreements for such securities.

The Fund is used by individuals, institutions and corporations as a short-term investment with convenient daily liquidity. Investors and retirement plan participants make use of the Fund as a temporary depository for assets between longer-term investment decisions.

U. S. Government Reserves offers high levels of service including checkwriting, wire transfers, daily sweeps with brokerage accounts, monthly statements that include check payee names, and telephone redemption privileges. Additional services, including a debit card with ATM access, are available for an additional fee through the optional "Relationship Account".

Symbol:  GMUXX


                        [Graphic: United States Passport,
                                 Postage Stamps]

                       PERFORMANCE RESULTS SINCE INCEPTION

Bar Chart stating "Annual Return of U. S. Government Reserves" with these plot points 1976 - 5.26%*; 1977 - 5.00%; 1978 - 6.88%; 1979 - 10.18%; 1980 - 11.60%;
1981 - 16.95%; 1982 - 12.32%; 1983 - 8.54%; 1984 - 10.09%; 1985 - 7.78%; 1986 -
6.28%; 1987 - 6.03%; 1988 - 7.07%; 1989 - 8.78%; 1890 - 7.64%; 1991 - 5.48%;
1992 - 3.33%; 1993 - 2.49%; 1994 - 3.46%; 1995 - 5.26%; 3/31/96* - 4.93%.

Line Chart stating "Annual Percent of Change in the Consumer Price Index" with these plot points 1976 - 6.12%; 1977 - 6.38%; 1978 - 6.48%; 1979 - 10.22%; 1980
- 14.69%; 1981 - 10.55%; 1982 - 6.79%; 1983 - 3.64%; 1984 - 4.74%; 1985 - 3.74%;
1986 - 2.26%; 1987 - 3.03%; 1988 - 3.90%; 1989 - 4.97%; 1989 - 4.97%; 1990 -
5.25%; 1991 - 4.89%; 1992 - 3.19%; 1993 - 3.09%; 1994 - 2.51%; 1995 - 2.85%;
March 31, 1996 - 2.80%.

Total return includes reinvestment of all distributions.
*Annualized return.  Actual return for the full 1996 year will change.

          AVERAGE ANNUAL TOTAL RETURN

PERIODS   Quarter*   1 Year   3 Years   5 Years   10 Years
ENDED     +1.21%     +5.16%   +3.92%    +3.93%     +5.50%
3/31/96

*Not annualized

Returns prior to September 27, 1993, are those of Gradison Cash Reserves, a predecessor money market fund which invested in non-government obligations, the yields of which generally exceed the yield of government obligations. Performance presented above represents past performance; future returns will fluctuate.

An investment in the Fund is neither insured nor guaranteed by the U. S. Government and there can be no assurance that it will be able to maintain a stable net asset value of $1.00 per share.

                   NET ASSETS AND WHERE THE FUND IS INVESTED

The information below is as of March 31, 1996, and is subject to change in the future.

    $ 1,404 Billion         [Graphic: Pie Chart
Net Assets as of 3/31/96      Student Loan Marketing Association 3%
                              U. S. Treasuries 4%
                              Tennessee Valley Authority 9%
                              Federal Home Loan Banks 46%
                              Federal Farm Credit Bank 38% ]




                   PORTFOLIO MANAGER PROFILES


          [Graphic:  Photo C. Stephen Wesselkamper]
              C. Stephen Wesselkamper
          First Vice President/Portfolio Manager
          Gradison McDonald Asset Management

          With more than eighteen years financial analysis and portfolio management experience, the last thirteen with Gradison McDonald, Stephen Wesselkamper bears primary responsibility for both strategy and day to day portfolio management of U. S. Government Reserves. Steve also provides his fixed income expertise to management of the

     Gradison McDonald Government Income Fund. A magna cum laude B.S. graduate of the University of Cincinnati, Steve holds an MBA from Xavier University.

Paul J. Weston                [Graphic: Photo of Paul J. Weston]
Executive Vice President
Gradison McDonald Asset Management

With more than 25 years of investment experience with Gradison McDonald, Paul Weston has been involved with both the portfolio management and administration of Gradison McDonald U. S. Government Reserves for more than 15 years. Paul has, for a number of years, served on several industry wide committees. His educational background includes Bowdoin College, Western Reserve University, and the Wharton School of Finance and Commerce.


PROFILE OF GRADISON McDONALD FAMILY OF FUNDS

Grid from less potential risk, less potential reward to more potential risk, more potential reward from left to right; Money market funds, Government Income Fund, Government Income Fund, Intermediate Municipal Income Fund, Ohio Tax-Free Income Fund, Established Value Fund, Growth & Income Fund, Opportunity Value Fund and International Fund.

Gradison McDonald Asset Management combines the extensive investment experience of Gradison & Company, founded in 1925, with McDonald & Company which was founded in 1924. The two firms merged in 1991. As registered investment advisers since 1974 and mutual fund advisers since 1976, Gradison McDonald currently manages in excess of $3 billion in mutual fund and individually managed assets.

A prospectus for the U. S. Government Reserves or any other Gradison McDonald Fund may be obtained by calling (513) 579-5700 or (800) 869-5999. The prospectus contains more complete information. Read it carefully before you invest.

McDonald & Company Securities, Inc. Distributor

PORTFOLIO OF INVESTMENTS SEPTEMBER 30, 1996

     MATURITY,       INTEREST      PRINCIPAL
    COUPON RATE       RATE(2)        AMOUNT                VALUE

FEDERAL FARM CREDIT BANKS, DISCOUNT NOTES - 12.06%
     10/01/96         5.15%       $ 5,000,000          $ 5,000,000
     10/03/96         5.19         14,000,000           13,995,963
     10/09/96         5.20         15,000,000           14,982,667
     10/10/96         5.27         12,000,000           11,984,190
     10/11/96         5.23         16,400,000           16,376,174
     10/15/96         5.22         10,860,000           10,837,954
     10/21/96         5.21         12,000,000           11,965,267
     10/24/96         5.28         10,000,000            9,966,267
     10/29/96         5.38         11,625,000           11,576,356
     11/01/96         5.36         10,000,000            9,953,844
     11/14/96         5.25         18,810,000           18,689,410
     12/17/96         5.27         25,000,000           24,718,469
                                                       -----------
                                                       160,046,561
                                                       -----------

FEDERAL FARM CREDIT BANKS, BONDS - 1.77%

     11/01/96, 5.60%  5.49         10,000,000           10,000,820
     11/01/96, 5.45%  5.45         13,525,000           13,523,639
                                                       -----------
                                                        23,524,459
                                                       -----------

FEDERAL FARM CREDIT BANKS,
  FLOATING RATE NOTES(1) - 18.01%

     1/13/97          5.22         26,000,000           25,987,068
     1/22/97          5.21         13,000,000           12,992,563
     4/01/97          5.41         50,000,000           49,986,696
     5/01/97          5.56         50,000,000           49,977,348
     6/13/97          5.57         50,000,000           50,000,000
     6/27/97          5.52         50,000,000           49,982,312
                                                       -----------
                                                       238,925,987
                                                       -----------

FEDERAL FARM CREDIT BANKS,
  FLOATING RATE MASTER NOTE(1) - 7.91%

     10/16/96         5.36        105,000,000          105,000,000
                                                       -----------


     MATURITY,       INTEREST      PRINCIPAL
    COUPON RATE       RATE(2)        AMOUNT                VALUE

FEDERAL FARM CREDIT BANKS, DISCOUNT NOTES - 12.06%

     10/02/96         5.28%       $ 7,915,000          $ 7,913,839
     10/03/96         5.22         15,000,000           14,995,650
     10/07/96         5.28          6,200,000            6,194,544
     10/08/96         5.16         19,200,000           19,180,736
     10/10/96         5.22          9,405,000            9,392,726
     10/15/96         5.31         50,000,000           49,896,799
     10/17/96         5.16         25,000,000           24,942,667
     10/21/96         5.33          8,400,000            8,375,127
     10/24/96         5.18         37,000,000           36,877,551
     10/28/96         5.20          7,985,000            7,953,858
     11/21/96         5.19         61,000,000           60,551,483
     11/27/96         5.40         19,495,000           19,328,318
     12/04/96         5.37         25,000,000           24,761,333
     12/12/96         5.37         15,000,000           14,838,900
     12/17/96         5.40          6,300,000            6,227,235
     12/19/96         5.40         15,000,000           14,822,250
      1/10/97         5.43          8,465,000            8,336,043
      1/23/97         5.44         22,585,000           22,195,936
      1/28/97         5.43         15,000,000           14,730,762
      2/03/97         5.33         10,000,000            9,814,931
      3/06/97         5.34         10,000,000            9,768,600
      3/12/97         5.32         10,000,000            9,760,600
      3/18/97         5.33         10,000,000            9,751,267
      4/10/97         5.48         15,000,000           14,563,883
                                                       -----------
                                                       425,175,038
                                                       -----------

                See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS SEPTEMBER 30, 1996

    MATURITY,       INTEREST     PRINCIPAL
   COUPON RATE      RATE(2)        AMOUNT           VALUE

FEDERAL HOME LOAN BANKS, BONDS - 6.75%
  1/02/97, 5.42%      5.42%     $ 5,000,000      $ 5,000,000
  1/03/97, 5.53%      5.56        5,400,000        5,399,567
  1/29/97, 5.24%      5.30       25,000,000       24,994,918
  3/05/97, 5.30%      5.30       25,000,000       25,000,000
  3/06/97, 5.04%      5.25       20,000,000       19,982,562
  6/20/97, 6.11%      6.11        9,150,000        9,150,000
                                                 -----------
                                                  89,527,047
                                                 -----------
FEDERAL HOME LOAN BANKS,
  FLOATING RATE NOTES(1) - 8.29%

 11/13/96             5.21       10,000,000        9,999,530
  3/27/97             5.29       50,000,000       49,977,557
  9/26/97             5.36       50,000,000       49,961,189
                                                 -----------
                                                 109,938,276
                                                 -----------


    MATURITY,       INTEREST     PRINCIPAL
   COUPON RATE      RATE(2)        AMOUNT           VALUE

STUDENT LOAN MARKETING ASSOCIATION,
  FLOATING RATE NOTES(1) - 3.02%

  10/30/97             5.67%   $ 20,000,000     $  20,038,448
  11/24/97             5.49      20,000,000        20,000,000
                                                -------------
                                                   40,038,448
                                                -------------

TENNESSEE VALLEY AUTHORITY, DISCOUNT NOTES - 6.35%

 10/09/96              5.22      10,000,000         9,988,400
 10/23/96              5.23      58,000,000        57,814,625
 11/07/96              5.20      16,500,000        16,411,817
                                                -------------
                                                   84,214,842
                                                -------------
U.S. TREASURY NOTES - 3.79%

  1/31/97, 7.50%       5.33      20,000,000        20,138,690
  2/28/97, 6.88%       5.59      30,000,000        30,150,927
                                                -------------
                                                   50,289,617
                                                -------------

TOTAL INVESTMENTS, AT VALUE
  (Cost $1,326,680,275) - 100%                 $1,326,680,275
                                               ==============

  (1) For regulatory purposes, the maturity date of floating rate securities with market prices that approximate par is considered to be the date upon which the next readjustment of the interest rate can occur.
  (2) The interest rates disclosed in the portfolio of investments are as follows:
      - U.S. Government Agency discount notes - the discount rate at the time of purchase;
      - U.S. Treasury notes and U.S. Government Agency bonds - the yield to maturity at the time of purchase;
      - U.S. Government Agency floating rate notes - the nominal coupon rate at September 30, 1996.

                See accompanying notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES



                                                                                SEPTEMBER 30, 1996

ASSET
    Investments in securities, at value (Note 1) (Cost $1,326,680,275)            $1,326,680,275
    Interest receivable                                                                7,062,276
    Prepaid expenses and other assets                                                    691,123
                                                                                   -------------
       TOTAL ASSETS                                                                1,334,433,674
                                                                                   -------------
LIABILITIES

    Accrued investment advisory fee (Note 2)                                             466,773
    Payable for Fund shares redeemed                                                     433,830
    Other accrued expenses payable to adviser (Note 2)                                   291,706
    Other accrued expenses and liabilities                                               178,182
                                                                                   -------------
       TOTAL LIABILITIES                                                               1,370,491
                                                                                   -------------
NET ASSETS

    Equivalent to $1.00 per share on 1,333,063,183 outstanding shares (Note 1)
    ($.01 par value - unlimited number of shares authorized)                      $1,333,063,183
                                                                                   =============


                See accompanying notes to financial statements.

STATEMENT OF OPERATIONS


                                                                                              YEAR ENDED
                                                                                          SEPTEMBER 30, 1996

  INTEREST INCOME                                                                                       $73,584,299

  EXPENSES:
   Investment advisory fee (Note 2)                                                 $ 6,078,331
   Transfer agency fees (Note 2)                                                      2,026,000
   Distribution (Note 2)                                                              1,334,962
   Accounting services fees (Note 2)                                                    153,364
   Printing                                                                             115,801
   Registration fees                                                                    100,564
   ICI dues                                                                              53,232
   Professional fees                                                                     50,529
   Trustees' fees (Note 2)                                                               43,822
   Insurance                                                                             35,485
   Other                                                                                103,914
                                                                                     ----------
      TOTAL EXPENSES                                                                                     10,096,004
                                                                                                        -----------
  NET INVESTMENT INCOME                                                                                 $63,488,295
                                                                                                        ===========

                See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS


                                                                                      YEAR ENDED SEPTEMBER 30,
                                                                               --------------------------------------
                                                                                    1996                   1995

  FROM NET INVESTMENT INCOME                                                  $    63,488,295        $     55,329,396
                                                                                -------------           -------------
  FROM DIVIDENDS TO SHAREHOLDERS                                                  (63,488,295)            (55,329,396)
                                                                                -------------           -------------
  FROM FUND SHARE TRANSACTIONS:
  (at a constant net asset value of $1.00 per share)
  Proceeds from shares sold                                                     5,411,348,184           5,412,404,275
  Net asset value of shares issued in reinvestment of dividends                    63,488,295              55,329,396
  Payments for shares redeemed                                                 (5,365,902,757)         (5,244,837,425)
                                                                                -------------           -------------
      Increase in net assets from Fund share transactions                         108,933,722             222,896,246
                                                                                -------------           -------------
  TOTAL INCREASE IN NET ASSETS                                                    108,933,722             222,896,246
NET ASSETS:

  Beginning of year                                                             1,224,129,461           1,001,233,215
                                                                                -------------           -------------
  End of year                                                                  $1,333,063,183          $1,224,129,461
                                                                                =============           =============

                 See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 1996

NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES

Gradison-McDonald Cash Reserves Trust (the Trust) is a no-load, diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. Effective with the start of business on September 27, 1993 (the Reorganization Date) all of the outstanding shares of the Gradison Cash Reserves (GCR) series of the Trust, Gradison U.S. Government Trust, McDonald Money Market Fund, Inc., and McDonald U.S. Government Money Market Fund, Inc. were acquired by a new series of the Trust, Gradison-McDonald U.S. Government Reserves (the Fund).

The Fund's investment objective is to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

The following is a summary of significant accounting policies followed by the Trust in the preparation of the Fund's financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of income and expenses for that period. Actual results could differ from those estimates.

SECURITIES VALUATION -- Investments are valued using the amortized cost method which approximates market value. This involves initially valuing a security at its original cost and thereafter assuming a constant amortization to maturity of any discount or premium. This method of valuation is expected to enable the Fund to maintain a constant net asset value per share.

SECURITIES TRANSACTIONS AND INTEREST INCOME -- Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed). Interest income is accrued as earned and includes any immaterial gains or losses realized from securities transactions during the year.

FUND SHARE VALUATION AND DIVIDENDS TO SHAREHOLDERS -- Fund shares are sold and redeemed on a continuing basis at the net asset value. The net asset value per share is computed by dividing the net asset value of the Fund (total assets less total liabilities) by the number of shares outstanding. All of the net investment income of the Fund is declared as a dividend and paid in additional shares once daily. Net investment income consists of all interest income accrued on the portfolio securities of the Fund, plus or minus amortized purchase discount or premium, less accrued expenses. Share purchases effective before 12:00 noon (Eastern time) earn dividends that day. Redemption requests received before 12:00 noon will not receive that day's dividend.

TAXES -- It is the Trust's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which the Trust so qualifies, and distributes at least 90% of its taxable net income, the Trust will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Trust's intention to declare as dividends in each calendar year, at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains, if any (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The tax basis of investments is equal to the amortized cost as shown on the Portfolio of Investments.

NOTE 2 -- TRANSACTIONS WITH AFFILIATES

The Fund's investments are managed, subject to the general supervision and control of the Trust's Board of Trustees, by McDonald & Company Securities, Inc. (McDonald), a registered investment adviser and securities dealer, pursuant to the

NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 1996


terms of an Investment Advisory Agreement (the Agreement). Under the terms of the Agreement, the Trust pays McDonald a fee computed and accrued daily and paid monthly based upon the Fund's average daily net assets at the annual rate of
 .50% on the first $400 million, .45% on the next $600 million, .40% on the next $1 billion and .35% on any amounts in excess of $2 billion.

Under the terms of the Agreement, McDonald bears the costs of salaries and related expenses of executive officers of the Trust who are necessary for the management and operations of the Trust. In addition, McDonald bears the costs of preparing, printing and mailing sales literature and other advertising materials, and compensates the Trust's trustees who are affiliated with McDonald.

Under the terms of a Transfer Agency, Accounting Services and Administrative Services Agreement, McDonald provides transfer agent, dividend disbursing, accounting services and administrative services to the Trust. The Trust pays McDonald a monthly fee for transfer agency and administrative services at an annual rate of $23.50 per shareholder account, plus out-of-pocket costs for statement paper, statement and reply envelopes and reply postage. The Trust pays McDonald a monthly fee for accounting services based on the Fund's average daily net assets at an annual rate of .015% on the first $400 million, .0125% on the next $300 million, .01% on the next $300 million and .0075% on any amount in excess of $1 billion, with a minimum annual fee of $25,000.

Under the terms of a Distribution Service Plan adopted under Rule 12b-1 of the Investment Company Act of 1940, the Trust has entered into an agreement with McDonald pursuant to which the Trust pays McDonald a service fee in the annual amount of .10% of the Fund's average daily net assets.

The officers of the Trust are also officers of McDonald.

Each trustee of the Trust who is not affiliated with McDonald receives fees from the Trust for services as a trustee. The amounts of such fees for each trustee are as follows: (a) an annual fee of $6,000 payable in quarterly installments for service during each fiscal quarter, (b) $500 for each Board of Trustees meeting attended and (c) $300 for each committee meeting attended. Each trustee not serving on other Gradison-McDonald Mutual Fund Boards of Trustees receives an additional $500 for each meeting attended.

                                                           Grandison-McDonald


                                     ARTHUR
                                    ANDERSEN

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees of the Gradison-McDonald U.S. Government Reserves series of the Gradison-McDonald Cash Reserves Trust:

We have audited the accompanying statement of assets and liabilities of the Gradison-McDonald U.S. Government Reserves, a series of the Gradison-McDonald Cash Reserves Trust (a Massachusetts business trust), including the portfolio of investments, as of September 30, 1996, the related statement of operations for the year then ended, and the statements of changes in net assets for the periods indicated thereon, and the financial highlights for each of the four periods in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended September 30, 1992, of the Gradison-McDonald U.S. Government Reserves series of the Gradison-McDonald Cash Reserves Trust, was audited by other auditors whose report dated October 22, 1992, expressed an unqualified opinion on these financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Gradison-McDonald U.S. Government Reserves series of the Gradison-McDonald
Cash Reserves Trust as of September 30, 1996, the results of its operations for the year then ended, the changes in its net assets for the periods indicated thereon, and the financial highlights for each of the four periods in the period then ended, in conformity with generally accepted accounting principles.

Cincinnati, Ohio,
October 25, 1996                                  /s/ Arthur Andersen LLP

                                     PART C

                                OTHER INFORMATION


Item 24. Financial Statements and Exhibits

  (a)(1) Financial Statements (included in the Prospectus):

         Financial Highlights

  (a)(2) Financial Statements (included in the Statement of Additional Information):

         Report of Independent Accountant
         Portfolio of Investments at September 30, 1996
         Statements of Assets and Liabilities at September 30, l996 Statement of Operations for the year ended September 30, 1996 Statement of Changes in Net Assets for the two years ended
          September 30, 1995 and September 30, l996


        Notes to Financial Statements

(b) Exhibits
        ( 1) Registrant's Declaration of Trust, as amended October 25,
                 l993. +
        ( 2)(a) Registrant's By-Laws. *
            (b) Amendment to Registrant's By-Laws (Amending Section
                 3.1).**
        ( 3) None.
        ( 4) None.
        ( 5) Investment Advisory Agreement dated September 24, l993.+
        ( 6) See Exhibit 15 (b).
        ( 7) Deferred compensation agreement.+
        ( 8) Custodian Agreement.+
        ( 9) Transfer Agency, Accounting Services, and Administrative
                 Services Agreement dated September 24, l993.+
        (10) Opinion of Counsel is filed yearly with Registrant's Rule 24f-2 Notice and was most recently filed on November 14, l995.
        (11) Consent of Arthur Andersen LLP (included herein).
        (12) None.
        (13) Letter of Investment Intent +
        (14) Individual Retirement Account Plan Booklet. +
        (15)(a) Distribution Service Plan dated September 24, l993.+
            (b) Distribution Agreement between Trust and Adviser dated
                  September 24, l993.+
        (16) Schedule of Yield Computation. +
        (18)(a) Powers of Attorney of Theodore Emmerich, Richard
                  Rankin, Jerome Schnee, Paul Weston,
                  and Donald Weston. +
        (18)(b) Powers of Attorney of Bradley E. Turner and Daniel J.

                  Castellini . ***
        (18)(c) Power of Attorney of Patricia Jamieson. ++
---------------------------------------------------
+ Incorporated by reference to Exhibits 1, 5, 7, 8, 9, 13, 14, 15(a), 15(b), 16, and 18(a) to Registrant's Registration Statement No. 2-55297 previously filed with the Securities and Exchange Commission on January 25 1994.

* Incorporated by reference to Exhibit 2(a), to Registrant's Registration Statement No. 2-55297 previously filed with the Securities and Exchange Commission on November 26, 1986.

** Incorporated by reference to Exhibit 2(b), to Registrant's Registration Statement No. 2-55297 previously filed with the Securities and Exchange Commission on November 29, 1991.

*** Incorporated by reference to Exhibit 18(b), to Registrant's Registration Statement No. 2-55297 previously filed with the Securities and Exchange Commission on January 26, l995.

++ Incorporated by reference to Exhibit 18(c), to Registrant's Registration Statement No. 2-55297 previously filed with the Securities and Exchange Commission on January 25, l996.


Item 26.       Number of Holders of Securities

                                             Number of Record Holders
            Title of Class                    as of January 27, l997
            --------------                    ----------------------

Shares of beneficial interest, par value
$.01 per share, of the Registrant:

        Gradison U.S. Government Reserves               91,954

Item 27.   INDEMNIFICATION

        Reference is made to Article V of the Declaration of trust of the Registrant, filed as Exhibit 1 to this Registration Statement. Officers and Trustees of Registrant are insured against liability by reasons of acts, errors, or omissions in such capacities.


Item 28.       Business and Other Connections of Investment Adviser

               Reference is made to the captions "Management of the Fund" in the Prospectus that is Part A of this Registration Statement and "Trustees and Officers of the Trust" in the Statement of Additional Information that is Part B of this Registration Statement and to Item 29(b) of this Part C of the Registration Statement.


Item 29.       Principal Underwriters

  (a) The principal underwriter of the Registrant is McDonald & Company Securities, Inc., which also serves as the principal underwriter and investment adviser for Gradison U.S. Government Trust, Gradison Growth Trust, Gradison Custodian Trust, and the Gradison-McDonald Municipal Custodian Trust.

  (b) Information pertaining to its directors and officers is contained in the following table.

                                          Principal        Positions and
                    Positions and Offices Business          Offices with
Name                 With Underwriter      Address           Registrant
----                --------------------- ---------        -------------
Daniel F. Austin     Director, Vice        800 Superior Avenue     None
                     Chairman              Cleveland Ohio 44114

Jack N. Aydin        Director, Managing    One Evertrust Plaza     None
                     Director              Jersey City, NJ  07302

Eugene H. Bosart,    Director, Senior      260 East Brown Street   None
 III                 Managing Director     Birmingham, MI  48009

Thomas G. Clevidence Director, Senior      800 Superior Avenue     None
                     Managing Director     Cleveland, OH 44114

Robert Clutterbuck   Director, President   800 Superior Avenue     None
                     Chief Operating       Cleveland, OH  44114
                     Officer,

Ralph M. Della Ratta Director, Senior      800 Superior Avenue     None
Jr.                  Managing Director     Cleveland, Ohio 44114

Dennis J. Donnelly   Director, Senior      800 Superior Avenue     None
                     Managing Director     Cleveland, OH  44114

David W. Ellis, III  Director, and         580 Walnut Street       None
                     Managing Director     Cincinnati, OH  45202
                    (Gradison Division)

Patricia J. Jamieson Secretary/Treasurer   800 Superior Avenue Treasurer
                     Chief Financial       Cleveland, OH 44114 Chief
                     Officer, Managing                         Financial
                     Director                                  Officer

David W. Knall       Director, Senior      One American Square     None
                     Managing Director     Indianapolis, IN  46282

Thomas M. McDonald   Director, Managing    800 Superior Avenue     None
                     Director,             Cleveland, OH  44114

John F. O'Brien      Director, Senior      800 Superior Avenue     None
                     Managing Director     Cleveland, OH  44114

Lawrence T. Oakar    Director,             800 Superior Avenue     None
                     Managing Director     Cleveland, OH  44114

James C. Redinger    Director, Senior      800 Superior Avenue     None
                     Managing Director     Cleveland, OH  44114

William Summers, Jr. Director, Chairman    800 Superior Avenue     None
                     Chief Executive       Cleveland, OH  44114
                     Officer

David D. Sutcliffe   Director,             800 Superior Avenue     None
                     Managing Director     Cleveland, OH 44114

Bradley E. Turner    Director, Senior      580 Walnut Street   President
                     Managing Director     Cincinnati, Ohio 45202

Gary A. Zdolshek     Director, Senior      800 Superior Avenue     None
                     Managing Director     Cleveland, OH 44114


Item 30.             Location of Accounts and Records

Registrant undertakes to provide without cost a copy of its most recent annual report upon request.

All accounts, books and documents required to be maintained by the Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 through 31(a) thereunder are maintained at the offices of the Registrant, 580 Walnut Street, Cincinnati, Ohio 45202, except as indicated below opposite the applicable reference the aforesaid Rules.

                     Rules                            In Possession of:
                     -----                            -----------------

                     31a-1(b)(1), 31a-1(b)(2)(i)(a)-(f),  Star Bank, N.A.
                     31a-1(b)(2)(ii), 31a-1(b)(5) and    Star Bank Center
                     31a-1(b)(8)                         Cincinnati,
                                                         Ohio 45202


Item 31.             Management Services

                     Not applicable.

Item 32.             Undertakings

Insofar as indemnification for liability arising under the Securities Act of l933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.

In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction, the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cincinnati and State of Ohio on the 29th day of January, 1997 .

                      GRADISON-McDONALD CASH RESERVES TRUST

                      By  BRADLEY E. TURNER*
                          ------------------
                          Bradley E. Turner, President

        Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

        Registrant hereby certifies that this Amendment to Registration Statement meets all of the requirements for effectiveness pursuant to paragraph
(b) of Rule 485.


    Signature              Title                        Date
    ---------              -----                        ----

*DONALD E. WESTON       Chairman of the Board       January 29, 1997
(Principal Executive
Officer and Trustee)

*DANIEL J. CASTELLINI   Trustee                              "

*THEODORE EMMERICH      Trustee                              "

*RICHARD RANKIN         Trustee                              "

*JEROME SCHNEE          Trustee                              "

*BRADLEY E. TURNER      President                            "

*PATRICIA JAMIESON      Treasurer                            "
                        (Principal Financial and
                        Accounting Officer)

*By  RICHARD M. WACHTERMAN
     ---------------------
     Richard M. Wachterman, Attorney-in-fact

                                Exhibit List

Exhibit Number   Description
--------------   -----------

11               Consent of Arthur Andersen LLP